UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 3, 2022

DIGIMARC CORPORATION

(Exact name of registrant as specified in its charter)

Oregon	001-34108	26-2828185
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

9405 SW Gemini Drive, Beaverton Oregon 97008

(Address of principal executive offices) (Zip Code)

(503) 469-4800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, $0.001 Par Value Per Share	DMRC	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (17 CFR 230.405) or Rule 12b-2 of the Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement

The information set forth below under Item 2.01 of this current report on Form 8-K with respect to the Warrant Agreement (as defined below) is incorporated herein by reference.

Item 2.01	Completion of Acquisition or Disposition of Assets.

On January 3, 2022, Digimarc Corporation (the “Company”) completed its previously announced acquisition of Evrythng Limited, a company registered in England (“Evrythng”), pursuant to that certain Share Purchase Agreement, dated November 15, 2021 (the “Purchase Agreement”), by and among the Company, Evrythng, the sellers party thereto (the “Sellers”), and Fortis Advisors LLC, as the Representative of the Sellers.

Upon consummation of the transactions contemplated by the Purchase Agreement (the “Closing”), the Company acquired all of Evrythng’s outstanding share capital for the consideration described below and Evrythng became a wholly owned subsidiary of the Company (the “Acquisition”).

Upon the Closing, the Company acquired all outstanding shares of Evrythng’s share capital in exchange for (i) aggregate initial consideration consisting of 771,810 shares of Common Stock of the Company, par value $0.001 per share (“Company Common Stock”), and warrants to purchase 231,438 shares of Company Common Stock (the “Company Warrants”) (collectively, the “Closing Consideration”), and (ii) subject to certain conditions, an additional number of shares of Company Common Stock (the “Second Payment Consideration”) as described in Item 1.01 of the Current Report on Form 8-K that the Company filed with the Securities and Exchange Commission on November 15, 2021 describing the Acquisition. The number of Company Warrants issued as part of the Closing Consideration was determined based on there being approximately $8.5 million of Closing Costs (as defined in the Purchase Agreement) at the Closing, which Closing Costs consisted of Evrythng’s outstanding indebtedness, transaction expenses and certain other liabilities, net of Evrythng’s cash on hand. A portion of the shares of Company Common Stock included in the Closing Consideration will be held back by the Company to secure any post-closing adjustments to the Closing Consideration and the indemnification obligations of the Sellers.

The Company Warrants are issued pursuant to, and governed by, the terms of that certain Warrant Agency Agreement, dated January 3, 2022 (the “Warrant Agreement”), between the Company and Broadridge Corporate Issuer Solutions, Inc. The Company Warrants have a per share exercise price of $36.56 and may only be exercised by payment of the exercise price in cash. The number of shares of Company Common Stock underlying the Company Warrants and the exercise price of the Warrants are subject to adjustment in accordance with the terms of the Warrant Agreement upon the occurrence of certain specified events, including subdivisions and combinations of Company Common Stock and certain “fundamental transactions” involving the Company or the Company Common Stock. The Company Warrants will expire on the later of (i) March 27, 2022 and (ii) 45 days after the Resale Registration Statement (as defined below) is declared effective by the Securities and Exchange Commission, subject to extension under certain circumstances. Under the terms of the Purchase Agreement, the Company has agreed to file a Registration Statement on Form S-3 covering the resale of the shares of Company Common Stock to be issued as consideration to the Sellers (the “Resale Registration Statement”).

Upon the Closing, the Company converted vested options to purchase Evrythng capital shares that were held by U.S. persons that are not accredited investors into options to purchase 1,181 shares of Company Common Stock. All other options to purchase Evrythng capital shares that were not exercised, converted or exchanged at the Closing were cancelled for no consideration. Pursuant to the Purchase Agreement, the Company has agreed to grant replacement equity awards having substantially equivalent economic value and vesting terms as the cancelled unvested options, within 45 days following the Closing, to the holders of unvested Evrythng options that remain employed by Evrythng at the time of grant.

The Company issued the shares of Company Common Stock and the Company Warrants described herein in reliance upon the exemptions from registration afforded by (i) Section 4(a)(2) and Rule 506 promulgated under the Securities Act of 1933, as amended (the “Securities Act”), and (ii) Regulation S promulgated under the Securities Act.

The foregoing summary of the Purchase Agreement, the Warrant Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Purchase Agreement and the Warrant Agreement, each of which is filed as an exhibit to this Current Report on Form 8-K.

Item 3.02	Unregistered Sales of Equity Securities.

The information set forth in Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

Item 8.01	Other Events.

On January 3, 2022, the Company issued a press release announcing the Closing. The press release is furnished herewith as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired. To the extent required, the Company will provide the financial statements required to be filed by Item 9.01(a) of Form 8-K by amendment to this Current Report on Form 8-K not later than 71 days after the date that this Current Report on Form 8-K is required to be filed.

(b) Pro Forma Financial Information. To the extent required, the Company will provide the pro forma financial information required to be filed by Item 9.01(b) of Form 8-K by amendment to this Current Report on Form 8-K not later than 71 days after the date that this Current Report on Form 8-K is required to be filed.

(d) Exhibits.

Exhibit No.	Exhibit Description

2.1	Share Purchase Agreement, dated November 15, 2021, by and among Digimarc Corporation, Evrythng Limited, the sellers party thereto, and Fortis Advisors LLC, as the representative of the sellers.

10.1	Warrant Agency Agreement, dated January 3, 2022, between Digimarc Corporation and Broadridge Corporate Issuer Solutions, Inc.

99.1	Press Release, dated January 3, 2022

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    January 3, 2022

By:	/s/ Robert P. Chamness
Robert P. Chamness
Executive Vice President, Sustainability & Governance, Chief Legal Officer and Secretary